UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]   Preliminary Information Statement

[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ] Definitive Information Statement

DIGITAL NETWORK ALLIANCE INTERNATIONAL, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]  No fee required

[  ]   $125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

[  ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.

Title of each class of securities to which transaction applies:

_________________________________________________________________

2.

Aggregate number of securities to which transaction applies:

_________________________________________________________________

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange

            Act Rule 0-11

_________________________________________________________________

4.

Proposed maximum aggregate value of transaction

_________________________________________________________________

5.

Total fee paid

_________________________________________________________________

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

DIGITAL NETWORK ALLIANCE INTERNATIONAL, INC.

Unit 1101, 11/F

Shanghai Industrial Development Building

48-62 Hennessy Road

Wanchai, Hong Kong

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

INTRODUCTION

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and regulation 14C and Schedule C thereunder, this notice and information statement (the “Information Statement”) will be mailed out on or about December 12, 2008 (the “Mailing Date”) to the shareholders of record, as of November 20, 2008 (the “Record Date”), of Digital Network Alliance International, Inc. (hereinafter referred to as “we,” “us,” “our,” “Digital”, or the “Company”), a Delaware corporation. This Information Statement is being circulated to advise the shareholders of action already approved and taken without a meeting by written consent of our majority shareholders who hold a majority of the voting power of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal set forth herein will not be effective until 20 days after the date this Information Statement is mailed to the shareholders; the Company anticipates that the proposal will become effective on or about January 2, 2009 (the “Effective Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

(1)

An amendment to the Company’s Certificate of Incorporation to change the name of the Company to “Sino Assurance Inc.” (the “Amendment”), to be effective as of 20 days after the date this Information Statement is mailed to the Company’s shareholders.

Attached hereto for your review is an Information Statement relating to the above-described action. Please read this Information Statement carefully. It describes the essential terms of the plan to change the company’s name. Additional information about the Company is contained in its reports filed with the United States Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the majority shareholders of the Company:

(1)

An amendment to the Company’s Certificate of Incorporation to change the Company’s name to “Sino Assurance Inc.”, to be effective as of 20 days after the date this Information Statement is mailed to the Company’s shareholders.

The Board of Directors has fixed the close of business on November 20, 2008 as the Record Date for determining the Shareholders entitled to notice of the foregoing corporate action.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business on November 20, 2008, are entitled to notice of the foregoing action to be effective on or about January 2, 2009. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding a majority of the voting rights of all outstanding shares of common stock as of the Record Date voted in favor of the foregoing action by written consent, and having sufficient voting power to approve such proposal through their ownership of the common stock, no other consents will be solicited in connection with this Information Statement. Only one Information Statement shall be delivered to multiple security holders sharing an address, unless contrary instructions have been received by the Company from one or more security holders. The Company will deliver, promptly upon written or oral request, a separate copy of the Information Statement, to a security holder at a shared address to which a single copy was delivered and will provide instructions to any such security holder as to how they can notify the Company of their wish to receive a separate copy.

The elimination of the need for a meeting of shareholders to approve this action is made possible by provisions of the General Corporation Law of Delaware which provide that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our shareholders, our Board of Directors voted to utilize the written consent of the holders of a majority interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who hold a majority of the voting power of our capital stock.

By Order of the Board of Directors,

/s/ Guokang Tu
Guokang Tu, Director

December 1, 2008

STATEMENTS REGARDING FORWARD LOOKING INFORMATION

THIS INFORMATION STATEMENT AND THE DOCUMENTS INCORPORATED IN THIS DOCUMENT BY REFERENCE CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS AND BUSINESS.  WORDS SUCH AS “ANTICIPATES,” “EXPECTS,” “INTENDS,” “PLANS,” “BELIEVES,” “SEEKS,” “ESTIMATES” AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS.  THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS.

CURRENT INFORMATION ABOUT THE COMPANY

THE COMPANY

Digital Network Alliance International, Inc. was incorporated under the laws of the State of Delaware on August 19, 1997, under the name of Sheffield Products, Inc. We changed our name to Digital Network Alliance International, Inc. on November 30, 2004.  The Company does not directly carry on any business operations. All of our business operations are carried on through our operating subsidiaries.  As of September 30, 2008 the Company’s business operations related exclusively to the provision of broadband internet services.  The Company’s operating subsidiaries are Digital Network Alliance (S) Pte Ltd., a Singapore corporation (“DNA Singapore”) and Digital Network Alliance (HK) Ltd., a Hong Kong corporation (“DNA Hong Kong”). DNA Singapore and DNA Hong Kong perform identical business activities of providing satellite Internet connections to customers in the Asia Pacific Region, and providing managed broadband services to commercial office buildings and apartment buildings in Hong Kong and Singapore. DNA Singapore manages business activities in Singapore and Indonesia.  DNA Hong Kong conducts and manages the business activities in Hong Kong and Mongolia.

Additionally, on September 23, 2008, the Company entered into a share exchange agreement with Linking Target Limited, a British Virgin Islands corporation (“LTL”). Pursuant to the share exchange agreement, the Company issued an aggregate amount of 48,399,997 shares of its common stock in exchange for 100% equity interest in LTL. Upon the completion of the share exchange LTL became a wholly-owned subsidiary of the Company. LTL stockholders received, in the aggregate, 48,399,997 shares of the common stock of the Company, which represents approximately 80.67% of the issued and outstanding shares of the Company, in connection with the share exchange transaction.  The Board of Directors approved the share issuance in September 2008 and the shares were issued in October 2008, subsequent to the period ended September 30, 2008.

LTL was founded in British Virgin Islands on January 23, 2008.  On August 1, 2008, LTL entered into an Exclusive Cooperation Agreement with China Construction Guaranty, Inc. (“CCG”), a corporation incorporated in the People’s Republic of China which is engaged in the business of providing surety and loan guarantees.  Pursuant to the agreement between CCG and LTL, the parties have agreed, among other things, that LTL will provide various services to CCG, including consulting services, training services, human resources for business development and other related services.

As a result of the Company’s acquisition of LTL there will be a change in the business operations of the Company during the fiscal quarter ending December 31, 2008.  As a result of the Company’s acquisition, the Company will terminate its business operations relating to its telecommunications network services and will begin offering consulting services, training services, human resources for business development and other related services through its wholly-owned subsidiary, LTL.  Our plan of operations for the fiscal year ending December 31, 2008, and the subsequent twelve (12) months, includes the termination of the Company’s telecommunication network services and commencement of business operations through LTL. The extent to which we will be able to commence new operations will be dependent, to a large extent, on the availability of working capital generated by the Company’s new subsidiary LTL.  Since there is no assurance that working capital will be available to us from either subsidiary’s business operations, or other sources, there is also no assurance regarding the extent to which we will be able to implement our plan of operations within the foreseeable future.  The Company may pursue acquisitions of other companies or technologies.  However, the Company has not currently entered into any negotiations or agreements to acquire any business.

CURRENT DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a director or executive officer. The executive officers are elected annually by the Board of Directors. The directors serve one year terms or until their successors are elected.

The directors and executive officers currently serving the Company are as follows:

Name	Age	Position Held and Tenure
Guokang Tu	45	Chairman, Chief Executive Officer and Director since November 2008
Mengyou Tong	40	Chief Financial Officer and Director since November 2008
Beiquan Ling	34	Chief Operating Officer and Director since November 2008
Zhiqun Li	38	Director since November 2008
Jiashou Zeng	55	Director since November 2008

Biographical Information

Guokang Tu.  Mr. Tu became our Chief Executive Officer and a Director on or about November 20, 2008.  He has been the vice president of China Construction Guaranty, Inc. since 2007.  From 2001 to 2006, he served as the general manager of Jiangxi Jiuding Digital Technology Limited Company.  He held the position of the general manager of Jiangxi Jiuding Health Products Limited Company during the period 1996 and 2000.  He received a bachelor degree from the Medicine School of Soochow University and is studying Master of Business Management Zhongnan University at Economics and Law.

Mengyou Tong.   Mr. Tong became our Chief Financial Officer and a Director on or about November 20, 2008. Mr. Tong has been the vice president and chief financial officer of China Construction Guaranty, Inc. since 2007.  He was the assistant to the president of a US listed company during 2006 and 2007.  He was the financial manager of Asia Plastic Limited Company (Nigeria) from 2005 to 2006 and the chief budget officer of Financial Bureau in Lusong District, Zhuzhou City, Hunan Province from 1990 to 2000.

He obtained a bachelor degree from Ateneo De Manila University and is a graduate of the Master of Business Management of Ateneo De Manila University.

Beiquan Ling.    Mr. Ling became our Chief Operating Officer and a Director on or about November 20, 2008.  He has been the president of China Construction Guaranty, Inc.  He was the assistant branch manager of Guangdong Development Bank (Sungang Branch) from 2003 to 2004.  From 2002 to 2003, he was the manager of Shenzhen Commercial Bank (Fuhua Branch).  Mr. Ling graduated from the International Business School of Hunan University.

Zhiqun Li.    Ms. Li will be appointed as a Director on or about November 20, 2008.  She has been serving Jiangxi Jiuding Digital Technology Limited Company since 1995.  She received a bachelor degree from Wuxi University of Light Industry.

Jiashou Zeng.   Mr. Zeng will be appointed as a Director on or about November 20, 2008.  He has been serving for China Construction Guaranty, Inc. since 2007.  Ms. Zeng served for the State Grid, Jiangxi Electric Power Corporation and its subsidiary, Jiangxi Electric Power Equipments Corporation from 1975 to 2007.  From 1972 to 1975, he was a soldier in Fengxin squadron, Jiangxi military.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 21, 2008, certain information with respect to the common stock beneficially owned by (i) each director, nominee to the Board of Directors and executive officer of the Company; (ii) each person who owns beneficially more than 5% of the common stock; and (iii) all directors and executive officers as a group:

Title of Class	Name	Number of Shares Beneficially Owned	Percent of Class

Common	Beiquan Ling(1)	12,000,000	20.00%

Common	Zhiqun Li(1)	11,000,000	18.33%

Common	Guokang Tu(1)	6,600,000	11.00%

Common	Mengyou Tong(1)	1,000,000	1.67%

Common	Cai Jun Yu	3,330,000	5.55%

Common	Jiashou Zeng (1)	0	0%

Common	All Officers and Directors as a Group (5 in number)	30,600,000	51.00%

VOTING SECURITIES & INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to Chapter 1, Subchapter VIII, §242 of the General Corporation Law of Delaware, amendments to the Company’s Certificate of Incorporation must be approved by a majority of the Company’s stockholders.  In order to obtain the required approval of our stockholders, we could either convene a special meeting of the shareholders for the specific purpose of voting on the proposed Amendment, or we could obtain written consent from the holders of a majority of our issued and outstanding voting securities.  In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority interest of our Common Stock.  The elimination of the need for a special meeting of stockholders to approve the Amendment is made possible by to Chapter 1, Subchapter VII, §228 of the General Corporation Law of Delaware, which provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The Company has authorized stock consisting of 200,000,000 shares of Common Stock. As of the date of this Information Statement, the Company has 60,000,000 shares of its Common Stock issued and outstanding.  On November 20, 2008, shareholders holding a total of 33,930,000 shares, or approximately 57% of our issued and outstanding common stock, approved the Amendment.  No further vote of our stockholders is required for the Company to effect the Amendment.  No consideration was paid for the consent. The consenting shareholder’s name, affiliations with the Company and beneficial holdings are as follows:

Name	Affiliation	Number of Shares Beneficially Owned	Percent of Class
Guokang Tu	Chairman, Chief Executive Officer and Director	6,600,000	11.00%
Mengyou Tong	Chief Financial Officer and Director	1,000,000	1.67%
Beiquan Ling	Chief Operating Officer and Director	12,000,000	20.00%
Zhiqun Li	Director	11,000,000	18.33%
Cai Jun Yu	Beneficial Owner	3,330,000	5.55%

Summary of the Amendment

The Amendment to the Company’s Certificate of Incorporation (the “Amendment”) will result in the name of the Company being changed from “Digital Network Alliance International, Inc.” to “Sino Assurance Inc”.  The purpose of the name change is to reflect the changed nature of the Company’s business operations.  The name change is reflected in the form of the Certificate of Amendment of Certificate of Incorporation which is attached hereto as Exhibit 1, and incorporated herein by reference.

THE AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT AND ITS EFFECTS AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

Questions and Answers About the Amendment

Q.

Why did I receive this Information Statement?

A.

Applicable laws require us to provide you information regarding the Amendment even though your vote is neither required nor requested for the Amendment to become effective.

Q.

What will I receive when the Amendment is effective?

A.

The Amendment has already been approved, and you will not receive anything notifying you that the Amendment has become effective.

Q.

Why am I not being asked to vote?

A.

The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amendment pursuant to a written consent in lieu of a meeting.  Such approval, together with the approval of the Company’s Board of Directors, is sufficient under Delaware law, and no further approval by our stockholders is required.

Q.

What do I need to do now?

A.

Nothing.  This information statement is purely for your information and does not require or request you to do anything.

Q.

Whom can I contact with questions?

A.

If you have any questions about any of the actions to be taken by the Company, please contact the Company.

Actions by the Board of Directors and Consenting Shareholders

On November 20, 2008, the Board of Directors (the “Board”) unanimously approved, and recommended for shareholder approval, the Amendment in order to change the name of the Company to “Sino Assurance Inc”.  The record date established by the Board for purposes of determining the number of outstanding shares of voting stock entitled to vote on the Amendment was November 20, 2008.  On the Record Date, stockholders owning greater than a majority of the outstanding shares of Common Stock approved the Amendment by action taken without a meeting in accordance with Delaware law.

Dissenter’s Rights

Stockholders who do not consent to the proposals are not entitled to the dissenter’s or appraisal rights provided by the General Corporation Law of Delaware.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact Unit 1101, 11/F, Shanghai Industrial Development Building, 48-62 Hennessy Road, Wanchai, Hong Kong. We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

We filed our annual report for the fiscal year ended December 31, 2007 on Form 10-KSB with the SEC. A copy of the annual reports on Form 10-KSB (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any shareholder to the Company at Unit 1101, 11/F, Shanghai Industrial Development Building, 48-62 Hennessy Road, Wanchai, Hong Kong. Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

EXHIBITS

1.

Certificate of Amendment of Certificate of Incorporation, to be filed with the Delaware Secretary of State.

2.

The Company’s 2007 Annual Report (incorporated by reference from Form 10-KSB/A filed with the Securities and Exchange Commission on August 27, 2008).

THE BOARD OF DIRECTORS

December 1, 2008

EXHIBIT 1

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Digital Network Alliance International, Inc., resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "First" so that, as amended, said Article shall be and read as follows:

The name of this corporation shall be: Sino Assurance Inc.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That said amendment shall be effective on January 2, 2009.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 2nd day of January, 2009.

By: /s/ Guokang Tu

Authorized Officer

Title:   Chief Executive Officer and Director

Name: Guokang Tu